HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                             HV-5776 - PremierSolutions Cornerstone

333-72042                             HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated May 22, 2012 to your Prospectus

1.  FUND NAME CHANGE

HARTFORD ADVISERS HLS FUND – CLASS IB

Effective June 29, 2012, the following name change is made to your Prospectus:

Old Name	New Name
Hartford Advisers HLS Fund - Class IB	Hartford Balanced HLS Fund - Class IB

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.  FUND NAME CHANGE

GOLDMAN SACHS BALANCED FUND – CLASS A

Effective at the close of business on June 29, 2012, the following name change is made to your Prospectus:

Old Name	New Name
Goldman Sachs Balanced Fund – Class A	Goldman Sachs Income Builder Fund – Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

3.  FUND OBJECTIVE CHANGE

GOLDMAN SACHS INCOME BUILDER FUND – CLASS A

Effective at the close of business on June 29, 2012, the investment objective for the Goldman Sachs Income Builder Fund Sub-Account will be:

“Seeks to provide income and capital appreciation.”

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.